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                                                                    EXHIBIT 24.3


                             ACCOUNTANTS' CONSENT


The Board of Directors
Matria Healthcare, Inc.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement.


                                                 KPMG PEAT MARWICK LLP


Atlanta, Georgia
August 28, 1996